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                                                                  Exhibit 10.81


                           INDEMNIFICATION AGREEMENT


     INDEMNIFICATION AGREEMENT dated as of December 30, 1997, among United PanAm Mortgage Corporation (the "Seller"), Pan American Bank, FSB (the "Master Servicer" and together with the Seller, the "PanAm Companies") and Lehman Brothers Inc. (the "Underwriter");

     Section 1.  Definitions.  Capitalized terms not defined above shall have
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the meanings provided below:

          "Agreement" means this Indemnification Agreement, as amended from time to time.

          "Class A Certificates" means United PanAm Mortgage Loan Trust 1997-1, Mortgage Loan Asset-Backed Certificates Series 1997-1, Class A.

          "Collateral Information" means the information on any computer tape furnished to Lehman ABS Corporation or any affiliate thereof by or on behalf of the PanAm Companies containing informa tion regarding the assets of the Trust.

          "PanAm Companies Information" means any information contained in the Prospectus under the fourth and fifth sentences of the third paragraph on the inside cover page, "SUMMARY-- Master Servicer," "Ocwen Federal Bank FSB," "--The Mortgage Loans," "--The Index," the first and second sentences under "RISK FACTORS--Risk of Early Defaults," the first, second and third sentences under "--Prepayment Considerations," the first sentence under "--Payments on the Mortgage Loans," the first sentence of "--Geographic Concen tration May Affect Performance," the first and second sentences under "--Additional Risks Associated with the Mortgage Loans," the fifth sentence in the first paragraph under "--Risk of Loan Rates Reducing the Certificate Rate of the Class A Certificates," "THE MORTGAGE POOL," "THE MASTER SERVICER," "OCWEN FEDERAL BANK FSB" and the sixth sentence of the second paragraph under "PREPAYMENT AND YIELD CONSIDERATIONS--Prepayments."

          "United PanAm Information" means any information contained in the Prospectus under the heading "SUMMARY--Seller."

          "Prospectus" means the Prospectus, dated December 15, 1997, and the related Prospectus Supplement, dated December 22, 1997, relating to the sale of the Class A Certificates.

          "Securities Act" means The Securities Act of 1933, as amended.

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     Section 2.  Indemnification.
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     A.  Each of the PanAm Companies, jointly and severally, agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Class A Certificates), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus in the case of the PanAm Companies with respect to the PanAm
Companies Information and in the case of the Seller with respect to the United PanAm Information, as applicable, or in the case of the PanAm Companies, arising as a direct result of any untrue statement or alleged untrue statement of a material fact in the Collateral Information or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the information contained in the PanAm Companies Information, the United PanAm Information or the Collateral Information, as applicable, and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
The foregoing indemnity agreement is in addition to any liability which the PanAm Companies may otherwise have to the Underwriter or any controlling person of the Underwriter.

     B. Promptly after receipt by any indemnified party under this Agreement of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Agreement, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liabil ity which it may have under this Agreement except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Agreement.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly

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notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Agreement for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment there of has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but sub stantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter.

     Each indemnified party, as a condition of the indemnity agreements contained in this Agreement, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after

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receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     C. If the indemnification provided for in this Agreement shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under this Agreement in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the PanAm Companies, on the one hand and the Underwriter on the other from the offering of the Class A Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under this Agreement, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the PanAm Companies, on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

     The relative benefits of the Underwriter and the PanAm Companies shall be deemed to be in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing on the cover page of the Prospectus and the PanAm Companies are responsible for the balance.

     The relative fault of the Underwriter and the PanAm Companies shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the PanAm Companies or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations. The parties hereto acknowledge that the only information contained in the Prospectus that was supplied by the Underwriter is limited to the information set forth in the last paragraph on the cover of the Prospectus, the fifth paragraph on page S-3 of the Prospectus and the second paragraph under the heading "UNDERWRITING" in the Prospectus.

     The PanAm Companies and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Agreement were to be determined by pro rata allocation or by any

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other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Agreement shall be deemed to include, for purposes of this Agreement, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     In no case shall the Underwriter be responsible for any amount in excess of the amount by which the underwriting discount applicable to the Certificates purchased by the Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 3.  Miscellaneous.
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     (a) Notices.  All notices and other communications provided for under this
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Agreement shall be delivered to the address set forth below or to such other address as shall be designated by the recipient in a written notice to the other party hereto.

     If to United PanAm Mortgage Corporation:

     United PanAm Mortgage Corporation
     625 The City Drive, Suite 490
     Orange, California 92868

     If to Pan American Bank, FSB:

     Pan American Bank, FSB
     1300 South El Camino Real, Suite 320
     San Mateo, California 94402

     If to Lehman Brothers Inc.:

     Lehman Brothers Inc.
     Three World Financial Center
     New York, New York 10285
     Attention:  Corporate Secretary

     (b) Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of New York.

     (c) Amendments.  Amendments of this Agreement shall be in writing signed by
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each party hereto.

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     (d) Survival, Etc.  The indemnity and contribution agreements contained in
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this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any indemnified party, (ii) the issuance of the Class A Certificates or (ii) any termination of this Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                         UNITED PANAM MORTGAGE CORPORATION


                         By: /s/
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                         Name:
                              --------------------------------
                         Title:
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                         PAN AMERICAN BANK, FSB


                         By: /s/
                            ----------------------------------
                         Name:
                              --------------------------------
                         Title:
                               -------------------------------


                         LEHMAN BROTHERS INC.


                         By: /s/
                            ----------------------------------
                         Name:
                              --------------------------------
                         Title:
                               -------------------------------

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